Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: July 23, 2003


                                                      /s/ Terry K. Glenn
                                                      ------------------
                                                      Terry K. Glenn,
                                                      President of Merrill Lynch
                                                      Pan-European Growth Fund
                                                      of Mercury Funds, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. and will be retained by Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: July 23, 2003


                                          /s/ Donald C. Burke
                                          -------------------
                                          Donald C. Burke,
                                          Chief Financial Officer of
                                          Merrill Lynch Pan-European Growth Fund
                                          of Mercury Funds, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. and will be retained by Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.